UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 19, 2022

Alfi, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40294	30-1107078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

429 Lenox Avenue
Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 395-4520

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALF	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.57	ALFIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 19, 2022, Alfi, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company does not comply with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1) (the “Rule”) because: (i) the Company’s stockholders’ equity of $(547,710), as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, is less than the required minimum of $2.5 million; and (ii) as of August 19, 2022, the Company does not meet the alternative compliance standards of market value of listed securities of $35 million or net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years.

This notice of noncompliance has no immediate impact on the continued listing or trading of the Company’s securities on the Nasdaq Capital Market, which will continue to be listed and traded on Nasdaq, subject to the Company’s compliance with the other Nasdaq continued listing requirements. The Company has 45 calendar days from August 19, 2022, or through October 3, 2022, to submit to Nasdaq a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan, then Nasdaq may grant an extension of up to 180 calendar days from August 19, 2022 to regain compliance with the Rule.

The Company intends to submit to Nasdaq, within the requisite time period, a plan to regain compliance with the Rule; however, there is no assurance that Nasdaq will accept the Company’s plan. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel. There is no assurance that the Company will be able to regain compliance with the Rule or that the Company will maintain compliance with the other Nasdaq continued listing requirements. If the Company does not regain compliance with the Rule within the time period permitted by Nasdaq, then the Company’s securities will be delisted from Nasdaq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALFI, INC.

By:	/s/ Louis Almerini
Louis Almerini
Interim Chief Financial Officer

Date: August 22, 2022